UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 16, 2006

SAKS INCORPORATED

(Exact name of registrant as specified in its charter)

TENNESSEE	1-13113	62-0331040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 Lakeshore Parkway Birmingham, Alabama	35211
(Address of principal executive offices)	(Zip Code)

(205) 940-4000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 16, 2006, Saks Incorporated (the “Company”) and The Bon-Ton Stores, Inc. (“Buyer”) entered into Amendment No. 1 (the “Amendment”) to the Purchase Agreement dated as of October 29, 2005 (as amended by the Amendment, the “Purchase Agreement”), which was previously filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K dated November 3, 2005. The Purchase Agreement relates to the previously announced sale of the Company’s Northern Department Store Group (an operating division of the Saks Department Store Group), which operates stores under the business names “Carson Pirie Scott,” “Bergner’s,” “Boston Store,” “Herberger’s” and “Younkers” (the “Business”).

The Amendment confirms the desire of the parties to close the transactions contemplated by the Purchase Agreement on or about March 6, 2006. The Amendment provides that, to the extent that the portion of the financing of the acquisition of the Business structured as an offering of senior unsecured notes has not been consummated, the date on which Buyer will be required to borrow funds under a bridge loan to complete the acquisition is March 13, 2006 provided the bridge loan is available at that time. The Amendment also delays the date on which either party may terminate the Purchase Agreement under certain circumstances from any time after March 20, 2006 to any time after April 3, 2006.

A copy of the Amendment is attached to, and incorporated by reference in, this Current Report on Form 8-K as Exhibit 99.1. The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment. The summary disclosure above and the Amendment attached as Exhibit 99.1 to this Current Report on Form 8-K are being furnished to provide information regarding certain terms of the Purchase Agreement. No representation, warranty, covenant, or agreement described in the summary disclosure or contained in the Purchase Agreement is, or should be construed as, a representation or warranty by the Company to any investor or covenant or agreement of the Company with any investor. The representations, warranties, covenants and agreements contained in the Purchase Agreement are solely for the benefit of the Company and Buyer, may represent an allocation of risk between the parties, may be subject to standards of materiality that differ from those that are applicable to investors and may be qualified by disclosures between the parties.

1

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description of Document
99.1	Copy of Amendment dated as of February 16, 2006 to the Purchase Agreement between Saks Incorporated and The Bon-Ton Stores, Inc. dated as of October 29, 2005.*

*	All schedules and exhibits to this Exhibit have been omitted in accordance with 17 CFR §229.601(b)(2). The registrant agrees to furnish supplementally a copy of all omitted schedules and exhibits to the Securities and Exchange Commission upon its request.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAKS INCORPORATED

Date: February 21, 2006	/s/ Charles J. Hansen
Charles J. Hansen Executive Vice President and General Counsel